ACCOUNTS RECEIVABLE, NET (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
ACCOUNTS RECEIVABLE, NET
Revenue recognized in excess of billings	$ 13,050	$ 5,466
Other trade receivables	32,935	30,807
Total	45,985	36,273
Movement of allowance for doubtful accounts
Balance at beginning of the year	823	419
Acquisition of a subsidiary		69
Exchange adjustment	19	31
Charge to expenses	1,033	304
Written off	(16)
Balance at end of the year	$ 1,859	$ 823